                         WHOLESALE SECURITY AGREEMENT

To:   General Motors Acceptance Corporation (GMAC)

            In the course of our business, we acquire new and used cars, trucks and chassis ("Vehicles") from manufacturers or distributors. We desire you to finance the acquisition of such vehicles and to pay the manufacturers or distributors therefor.

            We agree upon demand to pay to GMAC the amount it advances or is obligated to advance to the manufacturer or distributor for each vehicle with interest at the rate per annum designated by GMAC from time to time and then in force under the GMAC Wholesale Plan.

            We also agree that to secure collectively the payment by us of the amounts of all advances and obligations to advance made by GMAC to the manufacturer, distributor or other sellers, and the interest due thereon, GMAC is hereby granted a security interest in the vehicles and the proceeds of sale thereof ("Collateral") as more fully described herein.

            The collateral subject to this Wholesale Security Agreement is new vehicles held for sale or lease and used vehicles acquired from manufacturers or distributors and held for sale or lease, and all vehicles of like kinds or types now owned or hereafter acquired from manufacturers, distributors or sellers by way of replacement, substitution, addition or otherwise, and all additions and accessions thereto and all proceeds of such vehicles, including insurance proceeds.

            Our possession of the vehicles shall be for the purpose of storing and exhibiting same for retail sale in the regular course of business. We shall keep the vehicles brand new and we shall not use them illegally, improperly or for hire. GMAC shall at all times have the right of access to and inspection of the vehicles and the right to examine our books and records pertaining to the vehicles.

            We agree to keep the vehicles free of all taxes, liens and encumbrances, and any sum of money that may be paid by GMAC in release or discharge thereof shall be paid to GMAC on demand as an additional part of the obligation secured hereunder. We shall not mortgage, pledge or loan the vehicles and shall not transfer or otherwise dispose of them except as next hereinafter more particularly provided. We shall execute in favor of GMAC any form of document which may be required for the amounts advanced to the manufacturer, distributor or seller, and shall execute such additional documents as GMAC may at any time request in order to confirm or perfect title or security in the vehicles. Execution by us of any instrument for the amount advanced shall be deemed evidence of our obligation and not payment therefor. We authorize GMAC or any of its officers or employees or agents to execute such documents in our behalf and to supply any omitted information and correct patent errors in any document executed by us.

            We understand that we may sell and lease the vehicles at retail in the ordinary course of business. We further agree that as each vehicle is sold, or leased, we will, faithfully and promptly remit to you the amount you advanced or have become obligated to advance on our behalf to the manufacturer, distributor or seller, with interest at the designated rate per annum then in effect under the GMAC Wholesale Plan. The GMAC Wholesale Plan is hereby incorporated by reference.

            GMAC's security interest in the vehicles shall attach to the full extent provided or permitted by law to the proceeds, in whatever form, of any retail sale or lease thereof by us until such proceeds are accounted for as aforesaid, and to the proceeds of any other disposition of said vehicles or any part thereof.

            In the event we default in payment under and according to this agreement, or in due performance or compliance with any of the terms and conditions hereof, or in the event of a proceeding in bankruptcy, insolvency or receivership instituted by or against us or our property, or in the event that GMAC deems itself insecure or said vehicles are in danger of misuse, loss, seizure or confiscation, GMAC may take immediate possession of said vehicles, without demand or further notice and without legal process for the purpose and in furtherance thereof, we shall, if GMAC so requests, assemble said vehicles and make them available to GMAC at a reasonable convenient place designated by it, and GMAC shall have the right, and we hereby authorize and empower GMAC, to enter upon the premises wherever said vehicles may be and remove same. We shall pay all expenses and reimburse GMAC for any expenditures, including reasonable attorney's fees and legal expenses, in connection with GMAC's exercise of any of its rights and remedies under this agreement.

            In the event of repossession of the vehicles by GMAC, then the rights and remedies applicable under the Uniform Commercial Code shall apply.

            Any provision hereof prohibited by law shall be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof.

            IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized representative this 1st day of April, 1981.

Witness and Attest:

                                        Gene Reed Chevrolet, Inc.
-----------------------------           ----------------------------------
                                             Dealer's Name

Accepted                                By:
                                           -------------------------------
GENERAL MOTORS ACCEPTANCE
CORPORATION                             Its:    President
                                            ------------------------------

By:  Ass't. Sect.                       Dorchester Rd., Charleston Heights, S.C.
   --------------------------           ----------------------------------------
      Its Authorized Agent                         Address of Dealer

217E Savannah Hwy., Charleston, S.C. 29407
------------------------------------------
                 Address

                   AGREEMENT AMENDING THE WHOLESALE SECURITY
                    AGREEMENT AND CONDITIONALLY AUTHORIZING
                   THE SALE OF NEW FLOOR PLAN VEHICLES ON A
                        DELAYED PAYMENT PRIVILEGE BASIS


This Agreement is made and executed by and between the undersigned dealer ("Dealer") and General Motors Acceptance Corporation ("GMAC") effective the date set forth below.

WHEREAS, the Dealer previously, or simultaneous with the execution of this Agreement, executed and delivered to GMAC a Wholesale Security Agreement, by which, among other things, (a) GMAC provides wholesale floor plan financing of motor vehicles for Dealer, and Dealer agrees to promptly pay to GMAC the actual amount financed, as each such financed motor vehicle is sold or leased by Dealer (the "Vehicle Amount Financed"); and (b) GMAC consents to Dealer selling and leasing such financed motor vehicles at retail in the ordinary course of business (the "Routine Disposition of Vehicles"); and

WHEREAS, Dealer has requested the privilege of delaying payment of the Vehicle Amount Financed in the limited instance where such financed motor vehicles are sold by Dealer to a purchaser for whom both Dealer and GMAC have agreed to a delayed payment period (the "Delayed Payment Privilege"); and

WHEREAS, Dealer and GMAC may have previously executed an Agreement for the Delayed Payment Privilege for New Floor Plan Units, which the parties hereby intend be superseded by this Agreement for all such transactions arising on or after the effective date hereof; and

WHEREAS, Dealer and GMAC desire and intend hereby to retain, in full force and effect, the validity, enforceability and relative priority of GMAC's security interest in any and all such financed motor vehicles as are sold or leased by Dealer pursuant to the Delayed Payment Privilege, notwithstanding GMAC's prior consent to the Routine Disposition of Vehicles, unless and until GMAC receives the Vehicle Amount Financed under the terms and conditions as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises, the covenants herein set forth, and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, Dealer and GMAC hereby agree as follows:

    1. The aforementioned Wholesale Security Agreement and any and all documents, plans, instruments or agreements relating, modifying, substituting or attendant thereto, executed between Dealer and GMAC are hereby amended in form and substance by inserting therein the following language as a separate and distinct paragraph:

            "Notwithstanding anything contained herein to the contrary, Dealer (i.e., we) agree that GMAC's security interest in any and all vehicles sold or leased, more than one Vehicle per individual transaction, to a customer, and in which the full payment thereof by cash or on a properly perfected retail installment contract or other security agreement basis is not made contemporaneous with the delivery of such Vehicles by Dealer (the "Delayed Payment Vehicles"), shall remain in full force and effect in such Delayed Payment Vehicles and shall not be relinquished, extinguished, released or terminated as a consequence of such sale or release unless and until the customer makes payment therefore directly to GMAC or jointly to Dealer and GMAC. Moreover, Dealer is expressly prohibited and shall not have any express, implied or apparent authority to sell, lease, transfer or otherwise dispose of any Delayed Payment Vehicles unless and until the express written permission of GMAC is first obtained, and then such authority shall be, in each and every instance, limited to the terms and conditions of such permission; it being further agreed that the terms of this paragraph shall not be altered, modified, supplemented, qualified, waived or amended by reason of any agreement (unless in writing executed by Dealer and GMAC), or by the course of performance, course of dealing, or usage of trade by Dealer and GMAC, of either of them.

    2. Any previously executed Agreement for the Delayed Payment Privilege for New Floor Plan Units between Dealer and GMAC is superseded by the terms and conditions of this Agreement for all Delayed Payment Privilege transactions arising on or after the effective date thereof.

    3. Dealer shall advise GMAC of each and every potential transaction in which Dealer requests GMAC to grant the Delayed Payment Privilege, and the period of time for which the Delayed Payment Privilege is being requested. Such request shall be made of GMAC in writing and on a form of the type and kind provided by GMAC from time to time. GMAC's consent, if any, to the request must be obtained prior to the sale, lease, transfer or delivery of any vehicles proposed by Dealer to be disposed by the Delayed Payment Privilege (the "Delayed Payment Privilege Vehicles").

    4. GMAC's consent to the Dealer's request for disposition of Delayed Payment Privilege Vehicles shall be further subject and contingent upon the following additional terms and conditions:

    (a) GMAC may, in its sole and exclusive discretion limit the number of Vehicles, amount outstanding and terms and conditions for which the Delayed Payment Privilege is requested by Dealer.

    (b) GMAC may, in its sole and exclusive discretion withdraw, cancel, or suspend the Delayed Payment Privilege at anytime and for any reason upon a ten-day advance written notice and immediately if Dealer is in default of any agreement which Dealer has with GMAC; provided, however, that such withdrawal, cancellation or suspension shall not affect the rights, interests and duties under this Agreement prior thereto.

    (c) Dealer shall complete, execute and deliver to GMAC, immediately upon the delivery of Delayed Payment Privilege Vehicles, a form of the type and kind provided by GMAC from time to time (the "Delivery Schedule").

    (d) Dealer shall immediately pay GMAC the Vehicle Amount Financed upon the earliest of (i) demand by GMAC; or (ii) receipt of the amount due from the disposition of each of the Delayed Payment Privilege Vehicles; or (iii) the "Purchaser Payment Date" set forth on the applicable Delivery Schedule.

    (e) Dealer shall obtain from the person acquiring the Delayed Payment Privilege Vehicle a duly authorized and executed acknowledgment from the Purchaser confirming that the terms of sale include the continuation of GMAC's security interest in the Delayed Payment Privilege Vehicles. The acknowledgment shall be in writing and on a form of the type and kind provided by GMAC from time to time, which shall be delivered to GMAC prior to any sale, lease, transfer or delivery of any Delayed Payment Privilege Vehicle to such person (the "Acknowledgment of Purchaser").

    (f) The grant and exercise of the Delayed Payment Privilege by Dealer shall in no way extinguish, release or terminate GMAC's security interest in the Delayed Payment Privilege Vehicles unless and until the conditions described in the amending paragraph set forth in paragraph 1 of this Agreement and the aforesaid Acknowledgment of Purchaser are first fulfilled, which shall then and thereafter continue in the proceeds thereof.

    5. GMAC shall have no duty or obligation to examine, review or consider the creditworthiness of any proposed or actual customer of Dealer for which Dealer seeks GMAC's consent to the Delayed Payment Privilege and any such examination, review or consideration by GMAC shall be for its sole and exclusive use and purposes; the Dealer expressly agreeing that any receipt or reliance on such information from GMAC would be gratuitous and unreasonable, respectively.

    6. Dealer's obligation to pay GMAC for the Vehicle Amount Financed shall be absolute, unconditional and primary, notwithstanding (a) GMAC consenting to the Delayed Payment Privilege; or (b) default in the payment or acquisition terms by the customer of the Dealer for Delayed Payment Privilege Vehicles, or that of any of customer's surety, guarantor, co-obligor or lender; or (c) rejection or revocation of acceptance of any Delayed Payment Privilege Vehicles by such customer; or (d) the acceptance by GMAC of any assignment or proceeds from any delayed Payment Privilege Vehicles; provided, however, that nothing in this paragraph 6 is intended to permit payment to GMAC of any more than the greaser of (i) the Vehicle Amounts Financed or (ii) the value of GMAC's security interest in the Delayed Payment Privilege Vehicles.

    7. Upon demand by GMAC, Dealer shall provide GMAC with an assignment of all right, title and interest of the Dealer in and to the accounts, contract rights, sale proceeds or any other interest Dealer may then or thereafter have in the Delayed Payment Privilege Vehicle. Said assignment shall be for the purpose of additional security only and shall be on a form of the type and kind provided by GMAC from time to time.

    8. GMAC may take such actions as it deems appropriate to assure and enforce compliance with this Agreement, including requesting, for audit purposes, verification from Dealer's customers the fact of delivery, possession, and amount, date and circumstances of payment of any Delayed Payment Privilege Vehicles, and the notification to appropriate persons of any security interest, assignment or other claim in the Delayed Payment Privilege Vehicles of GMAC.

In witness whereof the parties hereto execute this agreement the 3rd day of September, 1992.



                                        Gene Reed Chevrolet, Inc.
                                        ----------------------------------
                                              (Dealer's Name)

GENERAL MOTORS ACCEPTANCE CORPORATION   By:
                                           -------------------------------
By:                                     Its:  President
   -------------------------------          ------------------------------
                                                      (Title)
Its:
    ------------------------------
             (Title)

                   AMENDMENT TO WHOLESALE SECURITY AGREEMENT

This Amendment, dated as of the date below, amends the Wholesale Security Agreement dated 4/02, 1981 between the undersigned Dealer and General Motors Acceptance Corporation ("GMAC"), hereinafter the "Agreement."

Whereas, Dealer acquires certain used motor vehicles through auctions approved by General Motors Corporation ("GM") or GMAC; and

Whereas, Dealer desires GMAC to finance the acquisition of such vehicles;

Now, therefore, Dealer and GMAC agree as follows:

Wherever the term "vehicles" appears in the Agreement, such term shall include used motor vehicles Dealer acquires through auctions approved by GM or GMAC, if the immediate prior owner of such vehicles was GM, GMAC, or an affiliate of GM or GMAC ("Auction Vehicles"). Dealer agrees upon demand to pay to GMAC the amount it advances or is obligated to advance for each vehicle at the rate per annum designated by GMAC from time to time and then in force under the GMAC Wholesale Plan.

The collateral subject to the Agreement, and in which Dealer grants GMAC a security interest, shall include Auction Vehicles and all additions and accessions thereto, and all proceeds, including insurance proceeds, now owned or hereafter acquired, wherever such collateral is located.

Executed April 3, 1995.

Witness and Attest:
                                        Gene Reed Chevrolet, Inc.
----------------------------------      ----------------------------------
                                                 Dealer's Name
GENERAL MOTORS ACCEPTANCE CORPORATION   By:
                                           -------------------------------
                                        Title:        Controller
                                              ----------------------------

By:                                              8199 Rivers Avenue
   -------------------------------      ----------------------------------
                                                      Address

Title:  Asst. Sec.
      ----------------------------

P.O. Box 9168, Greenville, SC  29602
------------------------------------
               Address

                   Amendment to Wholesale Security Agreement

This agreement, effective the date set forth below, amends the Wholesale Security Agreement dated April 1, 1981, executed by and between the undersigned dealer ("Dealer") and General Motors Acceptance Corporation ("GMAC"), and any other amendment thereto (the "Wholesale Security Agreement").

                                   RECITALS

Whereas, pursuant to the terms and conditions of the Wholesale Security Agreement, GMAC has agreed to finance the purchase of new and used vehicles which the Dealer acquires from manufacturers and distributors; and

Whereas, from time to time Dealer acquires new and used vehicles from other sellers, including, without limitation, auctioneers, dealers, merchants, customers, brokers, leasing and rental companies, and other suppliers (the "Sellers") which vehicles Dealer desires GMAC to finance (the "Other Vehicles").

Whereas, GMAC is willing to finance Dealer's acquisition of the "Other Vehicles", pursuant to the terms and conditions of the Wholesale Security Agreement and this amendment thereto.

                                   AGREEMENT

NOW, THEREFORE, in consideration of the premises, Dealer and GMAC agree as follows:

1) The Wholesale Security Agreement is hereby amended so that the word "vehicles" as used throughout the Wholesale Security Agreement, shall -- in addition to the description contained therein -- mean and include all Other Vehicles which GMAC elects to finance for Dealer from time to time (the "Other Vehicle Advances").

2) Upon request from GMAC, Dealer shall provide it with satisfactory evidence of the identity, ownership, value, source, status, and other information concerning the Other Vehicles in connection with Other Vehicle Advances, including completion of the GMAC Floor Plan Advice Form (GMAC 178-1).

3) GMAC may deliver the proceeds from Other Vehicle Advances directly to Dealer or Sellers.

4) For all intents and purposes, the Wholesale Security Agreement remains in full force and effect, including, without limitation, that

    a) Dealer agrees upon demand to pay to GMAC the amount it advances or is obligated to advance for each of the Other Vehicles at a rate of interest per annum designated by GMAC from time to time and then in force; and

    b) Any and all credit lines provided by GMAC to Dealer are expressly subject to the written terms of the Wholesale Security Agreement, including this amendment, and are discretionary in that they may be modified, suspended or terminated at GMAC's election; and

    c) To further secure all of the obligations which Dealer now or hereafter owes to GMAC pursuant to the Wholesale Security Agreement, Dealer grants to GMAC a security interest in each of the Other Vehicles now owned or hereafter acquired by Dealer, and any and all additions, replacements, substitutions and accessions pertaining thereto, and the proceeds thereof.

IN WITNESS WHEREOF, GMAC and Dealer have caused this agreement to be executed and delivered by its duly authorized representatives effective the 27 day of 9, 1996.

General Motors Acceptance Corporation   Gene Reed Chevrolet, Inc.
                                        -----------------------------
                                              (Dealer's Name)

By:                                     By:
   -------------------------------         -------------------------------

Its:  Assistant Secretary               Its:
                                           -------------------------------

                                     -2-